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                                                                  Exhibit No. 10


                      Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 39 to the registration statement on Form N-1A (the "Registration Statement") of our report dated December 21, 1998, relating to the financial statements and financial highlights appearing in the October 31, 1998 Annual Report to Shareholders of PaineWebber Global Income Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Prospectus and "Other-Auditors" in the Statement of Additional Information.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 26, 1999